STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

PORTFOLIO OF INVESTMENTS

BONDS & NOTES -- 86.4%

SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------
Argentina -- 0.4%
------------------------------------------------------------------------------
Cablevision SA, 13.75%, 4/30/07(1)                 $ 4,000,000    $    720,000
------------------------------------------------------------------------------
Total Argentina (identified cost $3,922,805)                      $    720,000
------------------------------------------------------------------------------
Brazil -- 3.9%
------------------------------------------------------------------------------
Republic of Brazil, 11.00%, 8/17/40                $ 9,500,000    $  7,414,750
------------------------------------------------------------------------------
Total Brazil (identified cost $7,628,072)                         $  7,414,750
------------------------------------------------------------------------------
Bulgaria -- 0.5%
------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady), Series
A, 2.813%, 7/28/24(2)                              $ 1,000,000    $    913,125
------------------------------------------------------------------------------
Total Bulgaria (identified cost $794,445)                         $    913,125
------------------------------------------------------------------------------
Ecuador -- 4.7%
------------------------------------------------------------------------------
Republic of Ecuador, 5.00%, 8/15/30(2)             $15,500,000    $  8,931,875
------------------------------------------------------------------------------
Total Ecuador (identified cost $6,966,600)                        $  8,931,875
------------------------------------------------------------------------------
Indonesia -- 0.8%
------------------------------------------------------------------------------
APP China Group Ltd., 14.00%, 3/15/10(1)           $ 2,000,000    $    520,000
APP Finance VI, 0.00%, 11/18/12(1)(3)                4,000,000         200,000
APP Finance VII, 3.50%, 4/30/03(1)(3)                2,000,000         220,000
DGS International Finance,
10.00%, 6/1/07(1)                                    2,000,000          60,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07(1)                             1,000,000         235,000
Indah Kiat International Finance,
12.50%, 6/15/06(1)                                   1,000,000         290,000
------------------------------------------------------------------------------
Total Indonesia (identified cost $7,140,003)                      $  1,525,000
------------------------------------------------------------------------------
Morocco -- 0.3%
------------------------------------------------------------------------------
Snap Ltd., 11.50%, 1/29/09                DEM        1,254,095    $    526,171
------------------------------------------------------------------------------
Total Morocco (identified cost $622,825)                          $    526,171
------------------------------------------------------------------------------
New Zealand -- 2.5%
------------------------------------------------------------------------------
New Zealand Government, 6.50%, 4/15/13    NZD       10,700,000    $  4,686,956
------------------------------------------------------------------------------
Total New Zealand (identified cost $4,515,857)                    $  4,686,956
------------------------------------------------------------------------------
Peru -- 0.9%
------------------------------------------------------------------------------
Republic of Peru (Brady),
4.50%, 3/7/17(2)                                   $ 2,079,000    $  1,639,811
------------------------------------------------------------------------------
Total Peru (identified cost $1,505,196)                           $  1,639,811
------------------------------------------------------------------------------
Philippines -- 0.2%
------------------------------------------------------------------------------
Bayan Telecommunications,
13.50%, 7/15/06(1)(4)                              $ 2,000,000    $    425,000
------------------------------------------------------------------------------
Total Philippines (identified cost $1,908,966)                    $    425,000
------------------------------------------------------------------------------
SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------
Russia -- 1.8%
------------------------------------------------------------------------------
Russia Federation, 5.00%, 3/31/30(2)(4)            $ 5,000,000    $  3,468,750
------------------------------------------------------------------------------
Total Russia (identified cost $2,277,468)                         $  3,468,750
------------------------------------------------------------------------------
Taiwan -- 2.5%
------------------------------------------------------------------------------
Mosel Vitelic, Inc., 1.00%, 2/2/05(3)(4)           $ 4,000,000    $  4,640,000
------------------------------------------------------------------------------
Total Taiwan (identified cost $3,887,446)                         $  4,640,000
------------------------------------------------------------------------------
United Kingdom -- 0.0%
------------------------------------------------------------------------------
Esprit Telecom Group PLC,
11.00%, 6/15/08(1)                        DEM      $ 2,000,000    $      4,611
------------------------------------------------------------------------------
Total United Kingdom (identified cost $1,117,689)
                                                                  $      4,611
------------------------------------------------------------------------------
United States -- 67.9%
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 10.2%
ANR Pipeline Co., 7.00%, 6/1/25                    $ 1,800,000    $  1,857,546
Baltimore Natural Gas and Electric,
6.73%, 6/12/12                                         400,000         417,408
BellSouth Capital Funding,
6.04%, 11/15/26                                        300,000         304,458
Beneficial Corp., 8.40%, 5/15/08                       330,000         361,027
Coca-Cola Enterprise, Deb.,
7.00%, 10/1/26                                         375,000         401,460
Commercial Credit Corp., 7.875%, 2/1/25              2,000,000       2,224,820
Dayton Hudson, Medium Term Notes,
9.52%, 6/10/15                                         350,000         451,503
Eaton Corp., 8.875%, 6/15/19                           500,000         568,535
Ford Holdings, 9.30%, 3/1/30                         1,000,000       1,103,810
General Motors Acceptance Corp.,
8.875%, 6/1/10                                       1,000,000       1,130,770
Grand Metropolitan Investment Corp.,
7.45%, 4/15/35                                         350,000         383,792
IBM Corp., 6.22%, 8/1/27                               650,000         680,517
Ingersoll-Rand Co., 6.48%, 6/1/25                    1,050,000       1,086,540
Johnson Controls, 7.70%, 3/1/15                      1,500,000       1,634,970
Level 3 Communication Inc., Sr. Notes,
11.25%, 3/15/10                           EUR        1,000,000         423,823
Motorola, Inc., 6.50%, 9/1/25                          300,000         297,288
NBD Bank N.A., 8.25%, 11/1/24                          610,000         691,374
Procter & Gamble Co., 8.00%, 9/1/24                  1,500,000       1,775,295
TRW, Inc., Medium Term Notes,
9.35%, 6/4/20                                        1,900,000       2,114,605
US Bancorp, 7.50%, 6/1/26                              840,000         913,878
Willamette Industries, Deb.,
7.35%, 7/1/26                                           50,000          52,386
Worldcom, Inc., 7.75%, 4/1/27                        1,000,000         485,000
------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost, $19,687,824)
                                                                  $ 19,360,805
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 56.7%
Federal Home Loan Mortgage Corp.:
   6.50% with maturity at 2023                     $ 1,247,276    $  1,271,547
   7.50% with maturity at 2023                       1,619,351       1,708,852
   7.95% with maturity at 2022                       4,027,824       4,303,387
   8.00% with various maturities to 2021             2,445,981       2,595,824
   8.15% with maturity at 2021                       2,778,788       2,960,712
   8.30% with maturity at 2021                       3,048,458       3,279,626

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------

United States (continued)
------------------------------------------------------------------------------
   8.47% with maturity at 2018                     $ 2,583,612    $  2,805,276
   8.50% with various maturities to 2019               639,261         693,753
   9.00% with maturity at 2019                         195,539         214,647
   9.25% with various maturities to 2016             2,226,436       2,409,091
   9.50% with various maturities to 2027             3,618,040       3,994,739
   9.75% with various maturities to 2020               434,236         480,381
   10.00% with maturity at 2021                      1,487,036       1,672,084
   10.25% with maturity at 2013                      1,010,288       1,110,411
   10.50% with various maturities to
   2021                                              4,575,329       5,225,056
   11.00% with various maturities to
   2019                                              7,453,206       8,580,498
   11.25% with maturity at 2010                         98,962         111,247
   12.50% with various maturities to
   2019                                                967,283       1,140,359
   12.75% with maturity at 2013                         65,601          76,759
   13.25% with maturity at 2013                         22,136          26,131
   13.50% with maturity at 2019                        120,434         143,187
------------------------------------------------------------------------------
                                                                  $ 44,803,567
------------------------------------------------------------------------------
Federal National Mortgage Association:
   5.00% with maturity at 2003                     $     1,351    $      1,355
   7.00% with various maturities to 2014            11,540,486      11,967,679
   7.50% with various maturities to 2018             1,093,081       1,150,988
   8.00% with various maturities to 2020             1,630,738       1,740,901
   8.50% with various maturities to 2026             2,569,383       2,765,384
   8.881% with maturity at 2010                      1,206,725       1,308,110
   9.00% with various maturities to 2024             3,107,145       3,392,514
   9.50% with various maturities to 2021             1,406,083       1,550,364
   10.50% with maturity at 2020                        855,040         975,624
   11.00% with maturity at 2025                        368,581         423,792
   11.50% with maturity at 2019                        712,587         823,645
   12.00% with maturity at 2015                        315,750         368,675
   12.50% with maturity at 2015                      2,045,246       2,408,269
   12.75% with maturity at 2014                         72,215          86,806
   13.00% with various maturities to
   2027                                                852,180       1,018,156
   13.25% with maturity at 2014                        141,493         172,199
   13.50% with various maturities to
   2015                                                512,544         606,495
   14.75% with maturity at 2012                      1,053,625       1,299,751
------------------------------------------------------------------------------
                                                                  $ 32,060,707
------------------------------------------------------------------------------
Government National Mortgage Association:
   7.00% with various maturities to 2023           $13,534,627    $ 14,035,621
   7.50% with maturity at 2017                         199,583         211,227
   7.75% with maturity at 2019                         363,977         388,465
   8.00% with various maturities to 2023             4,734,917       5,085,526
   8.30% with various maturities to 2020             2,588,928       2,808,685
   8.50% with various maturities to 2021             2,351,438       2,544,956
   9.00% with various maturities to 2016               738,451         804,948
   9.50% with maturity at 2021                       2,714,651       3,012,539
   12.50% with maturity at 2019                      1,028,276       1,215,825
   13.50% with maturity at 2014                         58,684          71,696
------------------------------------------------------------------------------
                                                                  $ 30,179,488
------------------------------------------------------------------------------
Total Mortgage Pass-Throughs (identified cost, $105,477,057)
                                                                  $107,043,762
------------------------------------------------------------------------------
SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------

United States (continued)
------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 1.0%
United States Treasury Bond,
7.875%, 2/15/21(5) --
(identified cost, $1,871,096)                      $ 1,500,000    $  1,869,015
------------------------------------------------------------------------------
Total United States (identified cost $127,035,977)
                                                                  $128,273,582
------------------------------------------------------------------------------
Total Bonds & Notes (identified cost, $169,323,349)
                                                                  $163,169,631
------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Indonesia -- 0.0%
------------------------------------------------------------------------------
Asia Pulp and Paper(6)                                   2,000    $          0
------------------------------------------------------------------------------
                                                                  $          0
------------------------------------------------------------------------------
Total Indonesia (identified cost $0)                              $          0
------------------------------------------------------------------------------
Total Warrants (identified cost $0)                               $          0
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 12.4%

SECURITY                                         PRINCIPAL        VALUE
------------------------------------------------------------------------------
Banque National De Paris Euro
Time-Deposit Cayman Islands,
1.77%, 5/1/02                                      $11,500,000    $ 11,500,000
Skandinaviska Enskilada Banken Time
Deposit, 1.75%, 5/1/02                              11,900,000      11,900,000
------------------------------------------------------------------------------
Total Short-Term Investments (at amortized cost, $23,400,000)
                                                                  $ 23,400,000
------------------------------------------------------------------------------
Total Investments -- 98.8%
   (identified cost $192,723,349)                                 $186,569,631
------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                            $  2,242,418
------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $188,812,049
------------------------------------------------------------------------------

 DEM - Deutsche Mark
 NZD - New Zealand Dollar
 EUR - Euro Dollar
 (1)  Defaulted security
 (2)  Variable rate or step coupon security
 (3)  Convertible bond
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (6)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2002
Assets
----------------------------------------------------------------
Investments, at value (identified cost,
   $192,723,349)                                    $186,569,631
Cash                                                      67,952
Receivable for investments sold                        1,424,102
Interest receivable                                    2,024,110
Receivable for open forward foreign currency
   contracts                                              64,253
Prepaid expenses                                             943
----------------------------------------------------------------
TOTAL ASSETS                                        $190,150,991
----------------------------------------------------------------

Liabilities
----------------------------------------------------------------
Payable for investments purchased                   $    690,232
Payable for open forward foreign currency
   contracts                                             498,020
Payable for daily variation margin on open
   financial futures contracts                            96,899
Payable to affiliate for Trustees' fees                      493
Accrued expenses                                          53,298
----------------------------------------------------------------
TOTAL LIABILITIES                                   $  1,338,942
----------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN
   PORTFOLIO                                        $188,812,049
----------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------
Net proceeds from capital contributions and
   withdrawals                                      $196,093,675
Net unrealized depreciation (computed on the basis
   of identified cost)                                (7,281,626)
----------------------------------------------------------------
TOTAL                                               $188,812,049
----------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
APRIL 30, 2002
Investment Income
---------------------------------------------------------------
Interest                                            $ 5,879,233
Dividends                                               116,166
---------------------------------------------------------------
TOTAL INVESTMENT INCOME                             $ 5,995,399
---------------------------------------------------------------

Expenses
---------------------------------------------------------------
Investment adviser fee                              $   453,100
Administration fee                                      135,231
Trustees' fees and expenses                               8,273
Custodian fee                                            50,869
Legal and accounting services                            42,425
Miscellaneous                                             2,088
---------------------------------------------------------------
TOTAL EXPENSES                                      $   691,986
---------------------------------------------------------------

NET INVESTMENT INCOME                               $ 5,303,413
---------------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)  $ 4,308,191
   Financial futures contracts                          443,076
   Foreign currency and forward foreign currency
      exchange contract transactions                  1,040,457
---------------------------------------------------------------
NET REALIZED GAIN                                   $ 5,791,724
---------------------------------------------------------------
Change in unrealized appreciation (depreciation)
   --
   Investments (identified cost basis)              $ 1,043,509
   Financial futures contracts                       (1,279,804)
   Foreign currency and forward foreign currency
      exchange contracts                               (616,256)
---------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                   $  (852,551)
---------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                    $ 4,939,173
---------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $10,242,586
---------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SIX MONTHS ENDED
INCREASE (DECREASE)                                 APRIL 30, 2002    YEAR ENDED
IN NET ASSETS                                       (UNAUDITED)       OCTOBER 31, 2001
--------------------------------------------------------------------------------------
From operations --
   Net investment income                            $      5,303,413  $     13,290,837
   Net realized gain                                       5,791,724           319,965
   Net change in unrealized
      appreciation (depreciation)                           (852,551)        4,020,278
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS          $     10,242,586  $     17,631,080
--------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                    $     41,587,384  $     63,309,531
   Withdrawals                                           (42,509,995)      (56,160,721)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                     $       (922,611) $      7,148,810
--------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                          $      9,319,975  $     24,779,890
--------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------
At beginning of period                              $    179,492,074  $    154,712,184
--------------------------------------------------------------------------------------
AT END OF PERIOD                                    $    188,812,049  $    179,492,074
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                          YEAR ENDED OCTOBER 31,
                                  SIX MONTHS ENDED     -------------------------------------------------------------
                                  APRIL 30, 2002(1)      2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.77%(2)         0.79%        0.83%        0.86%        0.83%        0.86%
   Net investment income                  5.88%(2)         8.10%        8.36%        9.14%        8.31%        8.06%
Portfolio Turnover                          30%              54%          49%          47%          71%          77%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           5.90%              --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $188,812         $179,492     $154,712     $150,282     $138,446     $121,256
--------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the six months ended April 30, 2002 was a decrease in the ratio of net investment income to average net assets from 7.46% to 5.88%. Ratios for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Debt securities (other than mortgage-backed, pass-through securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Equity securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount. Effective November 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities (excluding mortgage pass-throughs) and accreting certain discounts using a different methodology. Prior to November 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Portfolio's net assets, but resulted in a $533,175 reduction in cost of securities and a corresponding $533,175 increase in net unrealized appreciation, based on securities held by the Portfolio on October 31, 2001.

   The effect of this change for the six months ended April 30, 2002 was a decrease in net investment income of $166,990, an increase in realized gains of $256,251 and a decrease in net unrealized appreciation of $89,261.

   Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, the Portfolio reclassified net losses realized of $1,257,486 on prepayments received on mortgage-backed securities that were previously included in realized gains/losses, as part of interest income for the six months ended April 30, 2002.

   The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes in policy.

   Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 F When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 H Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 I Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 J Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 K Interest Rate Swaps -- The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Portfolio makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 L Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the six months ended April 30, 2002, $366 in credits were used to reduce the Portfolio's custodian fee.

 M Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 N Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates.
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets exceed certain levels. For the six months ended April 30, 2002, the fee was equivalent to 0.50% of the Portfolio's average net assets for such period and amounted to $453,100. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $135,231 for the six months ended April 30, 2002.

   Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2002, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended
   April 30, 2002.

4 Investment Transactions
-------------------------------------------
   The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At April 30, 2002, the Portfolio had invested approximately 28% of its net assets or approximately $53,000,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2002 were as follows:

    PURCHASES
    -----------------------------------------------------
    Investments (non-U.S. Government)         $21,214,695
    U.S. Government Securities                 29,925,604
    -----------------------------------------------------
                                              $51,140,299
    -----------------------------------------------------

    SALES
    -----------------------------------------------------
    Investments (non-U.S. Government)         $46,057,843
    U.S. Government Securities                 19,070,088
    -----------------------------------------------------
                                              $65,127,931
    -----------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2002 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                    SALES
    ------------------------------------------------------------------------------------------------------
    SETTLEMENT                                             IN EXCHANGE FOR          NET UNREALIZED
    DATE(S)      DELIVER                                   (IN U.S. DOLLARS)        DEPRECIATION
    ------------------------------------------------------------------------------------------------------
    6/06/02      Hong Kong Dollar
                 85,700,000                                $            10,985,489  $               (2,122)
    5/08/02      Japanese Yen
                 1,943,179,110                                          14,709,910                (437,458)
    ------------------------------------------------------------------------------------------------------
                                                           $            25,695,399  $             (439,580)
    ------------------------------------------------------------------------------------------------------

                                                PURCHASES
    -------------------------------------------------------------------------------------------------
                                                                                      NET UNREALIZED
    SETTLEMENT                                             DELIVER                    APPRECIATION
    DATE(S)      IN EXCHANGE FOR                           (IN U.S. DOLLARS)          (DEPRECIATION)
    -------------------------------------------------------------------------------------------------
    5/29/02      Australian Dollar
                 10,200,000                                $               5,538,600  $      (58,440)
    5/15/02      Euro Dollar
                 3,530,400                                                 3,117,343          64,253
    -------------------------------------------------------------------------------------------------
                                                           $               8,655,943  $        5,813
    -------------------------------------------------------------------------------------------------

                                   FUTURES CONTRACTS
    --------------------------------------------------------------------------------
    EXPIRATION                                                        NET UNREALIZED
    DATE(S)      CONTRACTS                                 POSITION   DEPRECIATION
    --------------------------------------------------------------------------------
    6/02         594 Euro 5 Year Bond                      Long       $      (30,914)
    6/02         16 Japanese 10 Year Bond                  Short            (177,074)
    6/02         614 U.S. Treasury 5 Year Note             Short            (485,265)
    --------------------------------------------------------------------------------
                                                                      $     (693,253)
    --------------------------------------------------------------------------------

   At April 30, 2002, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments at April 30, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $193,642,616
    ------------------------------------------------------
    Gross unrealized appreciation             $  6,171,917
    Gross unrealized depreciation              (13,244,902)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (7,072,985)
    ------------------------------------------------------

   The net unrealized depreciation on foreign currency, forwards and futures contracts at April 30, 2002 on a federal income tax basis was $1,127,020.

STRATEGIC INCOME PORTFOLIO AS OF APRIL 30, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF STRATEGIC INCOME PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at April 30, 2002, and the results of its operations, the changes in its net assets, and the supplementary data for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 2002

STRATEGIC INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Unicorn Corporation

Lynn A. Stout
Professor of Law
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant